UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 19, 2005
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                             IMS HEALTH INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                001-14049                            06-1506026
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        (Commission File Number)          (IRS Employer Identification No.)




          1499 Post Road, Fairfield, Connecticut             06824
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         (Address of Principal Executive Offices)         (Zip Code)



                                 (203) 319-4700
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 19, 2005, IMS Health Incorporated issued a press release regarding financial results for the first quarter ended March 31, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                     Description
         --------------                     -----------
         99.1                               Press Release dated April 19, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               IMS HEALTH INCORPORATED

                               By:    /s/ Robert H. Steinfeld
                               -----------------------------------------
                               Name:  Robert H. Steinfeld
                               Title: Senior Vice President, General Counsel
                                      and Corporate Secretary

Date:  April 19, 2005

                                  EXHIBIT INDEX


         Exhibit Number                     Description
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         99.1                               Press Release dated April 19, 2005